Exhibit 10.1

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is entered into as of July 20, 2016, by and among 1347 Capital Corp., a Delaware corporation (the “Company”), and the parties listed on the signature pages hereto (each, an “Investor” and, collectively, the “Investors”).

RECITALS

WHEREAS, in connection with the Company’s initial public offering, 1347 Investors LLC (the “Sponsor”), EarlyBirdCapital, Inc. (“EarlyBird”) and the Company entered into that certain Registration Rights Agreement, dated as of July 15, 2014 (the “Initial Agreement”);

WHEREAS, the Sponsor transferred an aggregate of 100,000 shares of Common Stock to certain permitted transferees (the “Initial Investors”) who joined the Initial Agreement and who, together with the Sponsor, currently hold all of the outstanding shares of Common Stock of the Company issued prior to the consummation of the Company’s initial public offering (the “Initial Shares”);

WHEREAS, the Sponsor privately purchased 198,000 units simultaneously with the consummation of the Company’s initial public offering (the “Private Units”);

WHEREAS, the Sponsor privately purchased an aggregate of 600,000 warrants (the “$15 Exercise Price Sponsor Warrants”) simultaneously with the consummation of the Company’s initial public offering;

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of March 23, 2016, that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of July 11, 2016, and that certain Amendment No. 2 to Agreement and Plan of Merger, dated as of July 18, 2016 (the Agreement and Plan of Merger, as so amended, the “Merger Agreement”), with Limbach Holdings LLC (“Limbach”) and the other parties named therein;

WHEREAS, subject to the terms and conditions of, and in such manner and at such time as described in, the Merger Agreement, the Company will (i) issue and deposit, or will cause to be deposited, for the benefit of the holders of issued and outstanding membership interests of Limbach (the “Limbach Unitholders”) (1) 2,200,005 shares of Common Stock of the Company (the “Merger Shares”), (2) 666,670 warrants of the Company, each representing the right to acquire one share of Common Stock of the Company at an exercise price of $12.50 (the “Merger Warrants”), and (3) 1,000,006 warrants of the Company, each representing the right to acquire one share of Common Stock of the Company at an exercise price of $11.50 (the “Additional Warrants”); and (ii) issue to Sponsor or its affiliates 400,000 shares of Class A Preferred Stock of the Company (the “Preferred Shares”) in a private placement, each of which shall be convertible into two shares of Common Stock at a conversion price of $12.50 per share of Common Stock;

WHEREAS, the Company filed with the United States Securities and Exchange Commission (the “Commission”) (i) a Registration Statement on Form S-4 under the U.S. Securities Act of 1933, as amended (the “Securities Act”), to register the offer, issuance and sale of the Merger Shares, the shares underlying the Merger Warrants and the shares underlying the Preferred Shares, which registration statement became effective on June 16, 2016 (the “Form S-4 Registration Statement”);

WHEREAS, upon the closing of the transactions contemplated by the Merger Agreement (the “Closing”), up to the Merger Shares are expected to be registered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”);

WHEREAS, in connection with the transactions contemplated by the Merger Agreement (the “Business Combination”), the Initial Investors, EarlyBird and the Company wish to amend and restate the Initial Agreement;

WHEREAS, the Investors and the Company desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of the Initial Shares, the Private Units (and the underlying Warrants and shares of Common Stock), the $15 Exercise Price Sponsor Warrants (and the underlying shares of Common Stock), the Merger Shares, the Merger Warrants (and the underlying shares of Common Stock), the Additional Warrants (and the underlying shares of Common Stock), and the Preferred Shares (and the underlying shares of Common Stock);

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1
Definitions

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “$15 Exercise Price Sponsor Warrants” has the meaning set forth in the Recitals.

(b) “Additional Warrants” has the meaning set forth in the Recitals.

(c) “Agreement” has the meaning set forth in the Preamble.

(d) “Affiliate” of any person or entity, shall mean any other person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person or entity. As used in this definition, the term “control,” including the correlative terms “controlled by” and “under common control with,” means (i) the direct or indirect ownership of more than fifty percent (50%) of the voting rights of a person or entity or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any equity or other ownership interest, by contract or otherwise).

(e) “Business Combination” has the meaning set forth in the Recitals.

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(f) “Charter” shall mean the second amended and restated certificate of incorporation of the Company, as may be amended from time to time.

(g) “Class A Preferred Stock” means the Class A Preferred Stock of the Company issued in connection with the consummation of the Business Combination.

(h) “Closing” shall mean the closing of the transactions contemplated by the Merger Agreement.

(i) “Commission” has the meaning set forth in the Recitals.

(j) “Common Stock” shall mean the common stock, par value $0.0001 per share, of the Company.

(k) “Company” has the meaning set forth in the Preamble.

(l) “Dollars” or “$” shall mean the currency of the United States of America.

(m) “Exchange Act” has the meaning set forth in the Recitals.

(n) “Form S-4 Registration Statement” has the meaning set forth in the Recitals.

(o) “Holder” shall mean an Investor who holds Registrable Securities (including their donees, pledgees, assignees, transferees and other successors) and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.10 of this Agreement.

(p) “Indemnified Party” shall have the meaning set forth in Section 2.5(c).

(q) “Indemnifying Party” shall have the meaning set forth in Section 2.5(c).

(r) “Initial Agreement” has the meaning set forth in the Recitals.

(s) “Initial Investors” has the meaning set forth in the Recitals.

(t) “Initial Shares” has the meaning set forth in the Recitals.

(u) “Initial Private Units” has the meaning set forth in the Recitals.

(v) “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than (i) a majority of the Registrable Securities issued to the Initial Investors or (ii) a majority of the Registrable Securities issued under the Merger Agreement.

(w) “Investors” has the meaning set forth in the Preamble.

(x) “Limbach” has the meaning set forth in the Recitals.

(y) “Limbach Unitholders” has the meaning set forth in the Recitals.

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(z) “Liquidated Damages” has the meaning set forth in Section 2.11.

(aa) “Lockup Period” shall mean the lockup period relating to the Registrable Securities that are subject to the Limbach Holder Lockup Agreement (as defined in the Merger Agreement).

(bb) “Merger Agreement” has the meaning set forth in the Recitals.

(cc) “Merger Shares” has the meaning set forth in the Recitals.

(dd) “Merger Warrants” has the meaning set forth in the Recitals.

(ee) “New Registration Statement” has the meaning set forth in Section 2.1(a)(iii).

(ff) “Other Selling Shareholders” shall mean persons or entities other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(gg) “Other Shares” shall mean securities of the Company, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.

(hh) “Preferred Shares” has the meaning set forth in the Recitals.

(ii) “Private Shares” has the meaning set forth in the Recitals.

(jj) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(kk) “Registrable Securities” shall mean (i) the Initial Shares, Private Units (and the underlying Warrants and shares of Common Stock), $15 Exercise Price Sponsor Warrants (and the underlying shares of Common Stock), Merger Shares, shares of Common Stock underlying the Merger Warrants, shares of Common Stock underlying the Additional Warrants, and the shares of Common Stock underlying the Preferred Shares, as set forth on Exhibit A to this Agreement, and (ii) any Initial Shares, Private Units (and underlying Warrants and shares of Common Stock), $15 Exercise Price Sponsor Warrants (and underlying shares of Common Stock), Merger Shares, shares of Common Stock underlying the Merger Warrants, shares of Common Stock underlying the Additional Warrants, and the shares of Common Stock underlying the Preferred Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i); provided, however, that Registrable Securities shall not include any securities described in clause (i) or (ii) above which have previously been registered and sold or which have or may be sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

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(ll) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and the Holders (which counsel shall be selected by a majority in interest of the Holders participating in the registration), blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(mm) “Resale Shelf Registration Statement” has the meaning set forth in Section 2.1(a)(i).

(nn) “Restricted Securities” shall mean any Registrable Securities that are required to bear the legend set forth in Section 2.7(c).

(oo) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(pp) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission

(qq) “SEC Guidance” shall mean (i) any publicly-available written or oral guidance, or comments, requirements or requests of the Staff and (ii) the Securities Act and the rules and regulations thereunder.

(rr) “Securities Act” has the meaning set forth in the Recitals.

(ss) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders included in Registration Expenses).

(tt) “Staff” shall mean the staff of the Division of Corporation Finance of the Commission.

(uu) “Sponsor” shall mean 1347 Investors LLC, the sponsor of the Company.

(vv) “Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities pursuant to an effective registration statement.

(ww) “Units” shall mean the units of the Company, each comprised of one share of Common Stock, one right to receive one-tenth of one share of Common Stock and one Warrant to purchase one-half of one share of Common Stock.

(xx) “Warrants” shall mean the warrants of the Company underlying the Units, each to purchase one-half of one share of Common Stock.

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SECTION 2
Registration Rights

2.1 Registration

(a) Registration Requirements.

(i) The Company agrees that no later than thirty (30) days following the Closing, it shall prepare and file with the Commission (i) a post-effective amendment to the Form S-4 Registration Statement, and (ii) a new registration statement on an appropriate registration statement form, and, in each case, take all such other actions as are necessary to ensure that there is an effective “shelf” registration statement containing a prospectus that remains current covering (and to qualify under required U.S. state securities laws, if any) the offer and sale of all Registrable Securities by the Holders on a continuous basis pursuant to Rule 415 of the Securities Act (the Form S-4 Registration Statement, as so amended, and the new registration statement, the “Resale Shelf Registration Statement(s)”). The Company shall cause the Resale Shelf Registration Statements to be declared effective as soon as possible thereafter, and to keep the Resale Shelf Registration Statements effective under the Securities Act at all times.

(ii) Within ten (10) days after the issuance by the Company to any Holder of any Registrable Securities that are not covered by the Form S-4 Registration Statement or Resale Shelf Registration Statements, the Company shall prepare and file with the Commission a post-effective amendment to the applicable Resale Shelf Registration Statement, or a new registration statement on an appropriate registration statement form, and take all such other actions as are necessary to ensure that there is an effective registration statement containing a prospectus that remains current covering (and to qualify under required U.S. state securities laws, if any) the offer and sale of such Registrable Securities by the Holders thereunder on a continuous basis pursuant to Rule 415 of the Securities Act, and the Company shall cause such Resale Shelf Registration Statement, as so amended, or new registration statement to be declared effective as soon as possible thereafter and in any event within ninety (90) days after the date of the issuance of the Registrable Securities to be covered thereby, and to keep such Resale Shelf Registration Statement, as so amended, or new registration statement effective under the Securities Act at all times.

(iii) Notwithstanding the registration obligations set forth in this Section 2.1(a), in the event the Staff informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on any single registration statement, the Company agrees to promptly (1) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the applicable Resale Shelf Registration Statement as required by the Staff or (2) withdraw the applicable Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Staff, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendments or New Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Staff for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Section 612.09 of the Compliance and Disclosure Interpretations of the Staff with respect to Rule 415, dated January 26, 2009. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth (or the Staff otherwise requires) a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used reasonable best efforts to advocate with the Staff for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be reduced so that the number of Registrable Securities to be registered on such Registration Statement is permitted by the Staff, subject to any determination by the Staff that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends a Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (1) or (2) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by SEC Guidance, one or more registration statements on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registrations shall be on Form S-1) to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

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(b) Request for Underwritten Takedowns. Subject to the conditions set forth in Section 2.1(b), (c) and (d), and with respect to any Registrable Securities that are subject to a Lockup Period, following the expiration of such Lockup Period, the Holders that qualify as Initiating Holders will be entitled to an unlimited number of Underwritten Takedowns so long as the Registrable Securities to be offered thereby are at the time covered by an effective registration statement. If the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any Underwritten Takedown with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i) promptly, and in any event, within ten (10) days after receiving such request, give written notice of the proposed Underwritten Takedown to all other Holders; and

(ii) as soon as practicable, use its reasonable best efforts to complete such Underwritten Takedown within sixty (60) days thereafter (including, without limitation, filing post-effective amendments, one or more prospectus supplements, appropriate qualifications under any applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit and facilitate the sale and distribution in an underwritten offering of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within ten (10) days after such written notice from the Company is mailed or delivered.

(c) Limitations on Underwritten Takedowns. The Company shall not be obligated to effect any Underwritten Takedown pursuant to this Section 2.1:

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(i) With respect to any Registrable Securities subject to a Lockup Period, until the expiration of the applicable Lockup Period;

(ii) If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any) the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) are anticipated to be less than $10,000,000;

(iii) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

(d) Deferral. If (i) in the good faith judgment of the board of directors of the Company (the “Board”), the commencement of an Underwritten Takedown would be detrimental to the Company and the Board concludes, as a result, that it is in the best interests of the Company to defer such Underwritten Takedown, and (ii) the Company shall furnish to such Holders a certificate signed by the Executive Director of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company for such Underwritten Takedown to be consummated in the near future because it would (1) materially interfere with a material acquisition, corporate reorganization, or other similar transaction involving the Company; (2) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (3) render the Company unable to comply with requirements under the Securities Act or Exchange Act, and that it is, therefore, in the best interests of the Company to defer the Underwritten Takedown, then (in addition to the limitations set forth in Section 2.1(c) above) the Company shall have the right to defer such Underwritten Takedown for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders, and, provided, that the Company shall not defer its obligation in this manner more than a total of sixty (60) days in any twelve-month period.

(e) Other Shares. Any Underwritten Takedown may, subject to the provisions of Section 2.1(f), include Other Shares, and may include securities of the Company being sold for the account of the Company; provided, that, any Other Shares or securities of the Company to be included in an Underwritten Takedown must be the subject of an effective shelf registration statement at the time the Company receives the request for an Underwritten Takedown from the Initiating Holders.

(f) Underwriting; Cutback. If the Company shall request inclusion in any Underwritten Takedown securities being sold for its own account, or if other persons shall request inclusion of Other Shares in any Underwritten Takedown, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such other person’s securities of the Company and their acceptance of the further applicable provisions of this Section 2. The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company, which underwriters are reasonably acceptable to a majority-in-interest of the Initiating Holders.

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Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of Registrable Securities to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first, among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders (determined based on the aggregate number of Registrable Securities held by each such Holder); (ii) second, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other Holders or employees of the Company, and (iii) third, to any Other Selling Shareholders requesting to include Other Shares in such registration statement.

If a person who has requested inclusion in such Underwritten Takedown as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice to the Company, the underwriter or the Initiating Holders, and the securities so excluded shall also be withdrawn from the Underwritten Takedown. If Registrable Securities are so withdrawn from the Underwritten Takedown and if the number of shares to be included in such Underwritten Takedown was previously reduced as a result of marketing factors pursuant to this Section 2.1(f), then the Company shall then offer to all Holders who have retained rights to include securities in the Underwritten Takedown the right to include additional Registrable Securities in the offering in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion, as set forth above.

(g) Suspension. If (i) in the good faith judgment of the Board, a registration or disposition of Registrable Securities pursuant to an effective registration statement filed pursuant to this Section 2 (including, for the avoidance of doubt, the Form S-4 Registration Statement) would be detrimental to the Company and the Board concludes, as a result, that it is in the best interests of the Company to suspend usage of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the Executive Director of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company for Registrable Securities to be registered and disposed pursuant to such registration statement in the near future because it would (1) materially interfere with a material acquisition, corporate reorganization, or other similar transaction involving the Company; (2) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (3) render the Company unable to comply with requirements under the Securities Act or Exchange Act, and that it is, therefore, in the best interests of the Company to suspend the usage of such registration statement, then the Company shall have the right to suspend the usage of such registration statement for a period of not more than sixty (60) days; provided, that the Company shall not suspend usage of a registration statement in this manner more than a total of sixty (60) days in any twelve-month period.

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2.2 Company Registration

(a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of non-convertible debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, an offering made by the Company prior to expiration of the period described in Section 2.1(c)(i), or a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly give written notice (in any event not later than twenty (20) days prior to the filing of the registration statement to which such registration relates) of the proposed registration to all Holders; and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting; Cutback. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, the Other Selling Shareholders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, (ii) second, to the Holders requesting to include Registrable Securities in such registration statement pursuant to piggyback registration rights based on the pro rata percentage of Registrable Securities held by such Holders (determined based on the aggregate number of Registrable Securities held by each such Holder), and (iii) third, to the Other Selling Shareholders requesting to include Other Shares in such registration statement pursuant to piggyback registration rights; provided, however, that in no event may less than one-third of the total number of Equity Shares or other securities of the Company to be included in such underwritten offering be made available for Registrable Securities.

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If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice to the Company and the underwriter. The Registrable Securities or Other Shares so excluded shall also be withdrawn from such registration. Any Registrable Securities or Other Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

2.3 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to this Section 2 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders and any Other Selling Shareholders shall be borne by the Holders and the holders of any Other Shares included in such registration pro rata among each other on the basis of the number of Registrable Securities and Other Shares, respectively, registered on their behalf.2.4 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its sole expense, the Company will:

(a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities, cause such registration statement to become effective and keep such registration effective until all such Registrable Securities are sold;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

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(e) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances under which they were made, and following such notification promptly prepare and file a post-effective amendment to such registration statement or a supplement to the related prospectus or any document incorporated therein by reference, and file any other required document that would be incorporated by reference into such registration statement and prospectus, so that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a registration statement, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and give to the Holders listed as selling security holders in such prospectus a written notice of such amendment or supplement, and, upon receipt of such notice, each such Holder agrees not to sell any Registrable Securities pursuant to such registration statement until such Holder’s receipt of copies of the supplemented or amended prospectus or until it receives further written notice from the Company that such sales may re-commence, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus;

(f) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any registration statement as promptly as possible (and promptly notify in writing each Holder covered by such registration statement of the withdrawal of any such order);

(g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) Notwithstanding anything to the contrary contained herein, if requested by any Initial Investor, cause all Registrable Securities issued to such Initial Investor (or its designee) to be delivered to a brokerage account designated by such Initial Investor (or its designees) in electronic book-entry form via The Depository Trust Company’s Deposit and Withdrawal at Custodian (DWAC) service within ten (10) days after such Registrable Securities become covered by an effective registration statement (and not subject to a Lockup Period), and to take any action reasonably requested by an Initial Investors (or its designee), including without limitation, procuring and delivering any opinions of counsel, certificates or agreements as may be necessary to cause such Registrable Securities to be so delivered;

(i) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

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(j) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 or 2.2, enter into and perform its obligations under an underwriting agreement in form reasonably necessary to effect the offer and sale of the Registrable Securities subject to such underwriting; provided, that such underwriting agreement contains reasonable and customary provisions; and provided, further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(k) Furnish to each Holder of Registrable Securities included in such registration statement a signed counterpart, addressed to such Holder, of (1) any opinion of counsel to the Company delivered to any underwriter dated the effective date of the registration statement or, in the event of an underwritten offering, the date of the closing under the applicable underwriting agreement, in customary form, scope, and substance, at a minimum to the effect that the registration statement has been declared effective and that no stop order is in effect, which counsel and opinions shall be reasonably satisfactory to a majority of the Holders and their counsel and (2) any comfort letter from the Company’s independent public accountants delivered to any underwriter in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request. In the event no legal opinion is delivered to any underwriter, the Company shall furnish to each Holder of Registrable Securities included in such registration statement, at any time that such Holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the registration statement containing such prospectus has been declared effective and that no stop order is in effect;

(l) Promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(m) Fully cooperate, and cause each of its principal executive officer, principal financial officer, principal accounting officer, and all other officers and members of the management to fully cooperate in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, assisting with the preparation of any registration statement or amendment thereto with respect to such offering and all other offering materials and related documents, and participation in meetings with underwriters, attorneys, accountants and potential stockholders;

(n) Cooperate with each Holder and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”), and use its reasonable best efforts to make or cause to be made any filings required to be made by an issuer with FINRA in connection with the filing of any registration statement;

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(o) In the event of any underwritten public offering of Registrable Securities, cause senior executive officers of the Company to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(p) Notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(q) After such registration statement becomes effective, notify each selling Holder of any request by the Commission that the Company amend or supplement such registration statement or prospectus.

2.5 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel and accountants and each person or entity controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person or entity who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person or entity controlling such Holder, each such underwriter and each person or entity who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person or entity controlling such Holder, such underwriter or any person or entity who controls any such underwriter, and stated to be specifically for use therein; provided, further, that, the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided, further, that, the Company shall not be required to reimburse the Holders for the expenses of more than one counsel (plus reasonably required local counsel) to all Holders or to reimburse the underwriters for the expenses of more than one counsel (plus reasonably required local counsel) to all underwriters.

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(b) To the extent permitted by law, each selling Holder, severally and not jointly, will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person or entity who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors and partners, and each person or entity controlling each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance made in reliance upon and in conformity with information furnished in writing by or on behalf of such selling Holder expressly for use in connection with such registration, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading made in reliance upon and in conformity with information furnished in writing by or on behalf of such selling Holder expressly for use in connection with such registration, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, that in no event shall any indemnity under this Section 2.5 exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(c) Each party entitled to indemnification under this Section 2.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

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(d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person or entity will be required under this Section 2.5(d) to contribute any amount in excess of the net proceeds from the offering received by such person or entity, except in the case of fraud or willful misconduct by such person or entity. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

The obligations of the Company and Holders under this Section 2.5 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2.5 and otherwise shall survive the termination of this Agreement until the expiration of the applicable period of the statute of limitations.

2.6 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.7 Restrictions on Transfer

(a) The holder of each certificate representing Registrable Securities by acceptance and/or retention thereof, agrees to comply in all respects with the provisions of this Section 2.7. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.7 and Section 2.9.

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(b) Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder shall have given prior written notice to the Company of the Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and the Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided, that each transferee agrees in writing to be subject to the terms of this Section 2.7. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2.7(c), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

(c) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or any other contractual arrangement):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(d) The legend set forth in Section 2.7(c) stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to the Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of Restricted Securities if (i) those securities are registered under the Securities Act, or (ii) the holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of those securities may be made without registration or qualification.

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2.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a) Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.9 Market Stand-Off Agreement. In connection with any underwritten public offering by the Company for its own account or the account of a security holder or holders, each Holder agrees to execute a market standoff agreement with the underwriters for such offering in customary form consistent with the provisions of this Agreement covering all Registrable Securities, if any, which such Holder did not request be included in the registration for such public offering pursuant to this Agreement. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all holders of Company capital stock subject to such agreements based on the number of shares subject to such agreements.

2.10 Transfer or Assignment of Rights. The rights granted to a Holder by the Company under this Section 2 may be transferred or assigned (but only with all related obligations) by a Holder only to a transferee of Registrable Securities that is (i) an Affiliate of such Holder, (ii) a member of such Holder’s immediate family or a trust for the benefit of an individual Holder or one or more of Holders immediate family members or (iii) a transferee or assignee of not less than 10,000 Registrable Securities (as presently constituted and subject to subsequent adjustments for share splits, share dividends, reverse share splits and the like); provided, that (x) such transfer or assignment of Registrable Securities is effected in accordance with applicable securities laws, (y) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred and (z) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement.

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2.11 Liquidated Damages. In the event that the applicable Resale Shelf Registration Statement is not declared effective within ninety (90) days after the Closing, then the Investors shall be entitled to a payment, as liquidated damages and not as a penalty, of 0.25% per annum of the 30-Day VWAP (as defined below) multiplied by the number of Registrable Securities held by the Investors, which shall accrue daily, for the first 60 days following the 90th day, increasing by an additional 0.25% per annum of the 30-Day VWAP multiplied by the number of Registrable Securities held by the Investors per 30-day period, which shall accrue daily, for each subsequent 60 days (i.e., an aggregate 0.5% per annum for 61-120 days after the 90th day, 0.75% per annum for 121-180 days after the 90th day and 1.0% per annum thereafter), up to a maximum of 2.0% per annum of the 30-Day VWAP multiplied by the number of Registrable Securities held by the Investors per 30-day period (the “Liquidated Damages”). The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten (10) business days after the end of each such 30-day period. Any Liquidated Damages shall be paid to the Investors in kind in the form of the issuance of a number of shares of Common Stock equal to the result of dividing the amount of Liquidated Damages due to the Investors by the 30-Day VWAP, rounded to the nearest whole number. Upon any issuance of Common Stock as Liquidated Damages, the Company shall promptly prepare and file an amendment to the applicable Resale Shelf Registration Statement adding such Common Stock thereto as additional Registrable Securities (as defined in the Registration Rights Agreement). The accrual of Liquidated Damages to the Investors shall cease at the earlier of (i) the applicable Resale Shelf Registration Statement covering Registrable Securities becoming effective, and (ii) when the Investors no longer hold Registrable Securities, and any payment of Liquidated Damages shall be prorated for any period of less than thirty (30) days in which the payment of Liquidated Damages ceases. For purposes of this Agreement, “30-Day VWAP” means the volume weighted average price of the shares of Common Stock traded on NASDAQ, or any other national securities exchange on which the shares of Common Stock are then traded, for the 30 trading days ending on the first trading day immediately preceding the date of determination of the 30-Day VWAP.

SECTION 3
Miscellaneous

3.1 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding a majority of the Registrable Securities then outstanding provided, however, that persons who become assignees or other transferees of Registrable Securities in accordance with this Agreement after the date of this Agreement may become parties hereto, by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder; and provided, further, that if any amendment, waiver, discharge or termination operates in a manner that treats any Holder different from other Holders, the consent of such Holder shall also be required for such amendment, waiver, discharge or termination. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of such Holder. Each Holder acknowledges that by the operation of this paragraph, the Company and such majority in interest will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.3.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or otherwise delivered by hand, messenger or courier service at the following addresses:

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(a) if to an Investor, to such Investor’s address, facsimile number or electronic mail address as shown on Exhibit A hereto, as may be updated in accordance with the provisions hereof, with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166-4193

Attention: Joel L. Rubinstein, Esq.

Facsimile: (212) 294-5336

Email: JRubinstein@winston.com

(b) if to any Holder other than an Investor, to such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to the address, facsimile number or electronic mail address of the last holder of such shares for which the Company has contact information in its records; or

(c) If to the Company:

c/o 1347 Capital Corp.

150 Pierce Road, 6th Floor

Itasca, Illinois 60143

Attention: Hassan Baqar

Facsimile: (847) 952-4830

Email: hbaqar@kingswayfinancial.com

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer, or (iv) if via email, on the date of transmission.

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3.3 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.3.4 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.3.5 Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

3.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

3.7 Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.3.8 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

3.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

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3.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

3.11 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

3.12 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.3.13 Termination Upon Change of Control. Notwithstanding anything to the contrary herein, this Agreement shall terminate upon (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; or (b) a sale, lease or other conveyance of all substantially all of the assets of the Company.

3.14 Conflict. In the event of any conflict between the terms of this Agreement and the Charter, the terms of the Charter will control.

3.15 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.16 Aggregation of Stock. All securities held or acquired by affiliated entities of or persons shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

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3.17 Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(signature pages follow)

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IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Registration Rights Agreement as of the date first written above.

1347 CAPITAL CORP.

By:	/s/ Hassan R. Baqar
Name: Hassan R. Baqar
Title: Chief Financial Officer & Director

[Company Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned Investors have duly executed this Amended and Restated Registration Rights Agreement as of the date first written above.

1347 INVESTORS LLC

By:	/s/ Hassan R. Baqar
Name: Hassan R. Baqar
Title: President

EARLYBIRDCAPITAL, INC.

By:	/s/ Michael Powell
Name: Michael Powell
Title: Managing Director

1347 INVESTORS LLC

By:	/s/ Hassan R. Baqar
Name: Hassan R. Baqar
Title: President

EARLYBIRDCAPITAL, INC.

By:	/s/ Michael Powell
Name: Michael Powell
Title: Managing Director

FdG HVAC LLC

By:	/s/ David Gellman
Name: David Gellman
Title: Vice President

LIMBACH MANAGEMENT HOLDING COMPANY LLC

By:	/s/ Dennis Sacco
Name: Dennis Sacco
Title: Manager

MARATHON SPECIAL OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

/s/ Charles A. Bacon III
Charles A. Bacon III

[Investor Signature Page to Registration Rights Agreement – 1 of 2]

/s/ Larry Swets
Larry Swets

/s/ Hassan Baqar
Hassan Baqar

/s/ Gordon Pratt
Gordon Pratt

/s/ John T. Fitzgerald
John T. Fitzgerald

/s/ Joshua Horowitz
Joshua Horowitz

/s/ Leo Christopher Saenger III
Leo Christopher Saenger III

/s/ Thomas D. Sargent
Thomas D. Sargent

/s/ William M. Becker
William M. Becker

/s/ Richard Booth
Richard Booth

/s/ Andrew Frazier
Andrew Frazier

/s/ Richard M. Powell
Richard M. Powell

[Investor Signature Page to Registration Rights Agreement – 2 of 2]

EXHIBIT A

INVESTORS

Name	Address, Fax Number or Email for Notices	Number of Registrable Securities

1347 Investors LLC	150 Pierce Road, 6th Floor Itasca, IL 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	1,258,000

EarlyBirdCapital, Inc.	366 Madison Ave., 8th Floor New York, NY 10017 Attn: Mike Powell Email: MPowell@ebcap.com	82,500

FdG HVAC LLC	c/o FdG Associates 499 Park Avenue, 26th Floor New York, New York 10022 Attn: David Gellman Facsimile: (212) 940-6803 Email: dsg@fdgassociates.com	3,066,562

Limbach Management Holding Company LLC	c/o Limbach Holdings LLC 31 35th Street Pittsburgh, Pennsylvania 15201 Attn: Scott Wright Email: scott.wright@limbachinc.com	191,662

Marathon Special Opportunity Master Fund, Ltd.	c/o FdG Associates 499 Park Avenue, 26th Floor New York, New York 10022 Attn: David Gellman Facsimile: (212) 940-6803 Email: dsg@fdgassociates.com	191,662

Charles A. Bacon III	c/o Limbach Holdings LLC 31 35th Street Pittsburgh, Pennsylvania 15201 Attn: Charlie Bacon Email: charlie.bacon@limbachinc.com	383,322

Larry Swets	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Larry Swets Email: lswets@kfscap.com	10,000

Hassan Baqar	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	10,000

Gordon Pratt	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Gordon Pratt Email: gpratt@fundmanagementgroup.com	10,000

A - 1

John T. Fitzgerald	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	10,000

Joshua Horowitz	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	10,000

Leo Christopher Saenger III	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	10,000

Thomas D. Sargent	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	10,000

William M. Becker	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	10,000

Richard Booth	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	10,000

Andrew Frazier	c/o 1347 Capital Corp. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 Attn: Hassan Baqar Email: hbaqar@kingswayfinancial.com	10,000

Richard M. Powell	c/o EarlyBirdCapital, Inc. 366 Madison Ave., 8th Floor New York, NY 10017 Attn: Mike Powell Email: MPowell@ebcap.com	17,500

A - 2